MERRILL LYNCH
GLOBAL UTILITY
FUND, INC.



[FUND LOGO]
STRATEGIC
         Performance



Quarterly Report
August 31, 1997



Officers and Directors
Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Walter D. Rogers, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Thomas D. Jones, III, Secretary

Custodian
The Chase Manhattan Bank
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Global Utility Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                              #11693 -- 8/97



[RECYCLE LOGO]
Printed on post-consumer recycled paper



MERRILL LYNCH GLOBAL UTILITY FUND, INC.

[GRAPHIC PIE CHART OMITTED: SECTOR DIVERSIFICATION]

Sector
Diversification
As a Percentage of
Equities as of
August 31, 1997

Telecommunications --     43.6%

Utilities -- Electric --  39.1%

Utilities -- Gas --       14.2%

Utilities -- Water --      3.1%


[GRAPHIC PIE CHART OMITTED: GEOGRAPHICAL DIVERSIFICATION]

Geographical
Diversification
As a Percentage of
Equities as of
August 31, 1997

Europe --               38.4%

United States --        35.8%

Americas (Ex-US) --     18.5%

Asia/Pacific Basin --    7.3%



                Merrill Lynch Global Utility Fund, Inc., August 31, 1997 DEAR SHAREHOLDER

During the quarter ended August 31, 1997, investor perceptions regarding the prospects for the US economy shifted, creating greater volatility in the stock and bond markets. As the period began, increasing evidence of noninflationary economic growth boosted investor confidence when, as widely expected, the Federal Reserve Board chose to leave monetary policy unchanged at its July and August meetings. This increased confidence was reinforced further in late July by the passage of tax-cut and five-year balanced budget bills.

However, by late August, the consensus outlook had changed, with forecasts of overheating growth and inflationary expectations. These concerns were reinforced by a large upward revision in second-quarter real gross domestic product growth from an original estimate of 2.2% to 3.6%. In contrast, employment data reported for August were weaker than expected as the United Parcel Service strike dampened job growth. Although there are few inflationary pressures at present, it remains to be seen whether economic activity will continue moderate enough to rule out future Federal Reserve Board monetary policy tightenings later this year.

Outside of the United States, the most dramatic developments took place in Southeast Asia. The investment boom in many developing Asian economies came to an abrupt halt as the devaluation of the Thai baht sparked a series of currency devaluations and financial market volatility throughout the region. Countries have been forced to raise interest rates to support their currencies, and this trend may continue for some time. With higher debt-service costs, corporate profitability is likely to erode, and lower economic growth is expected.

Portfolio Matters
For the three-month period ended August 31, 1997, Merrill Lynch Global Utility Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -0.11%, -0.31%, -0.35% and -0.25%, respectively. The Fund underperformed the +0.94% total return of the unmanaged Financial Times/Standard & Poor's (FT/S&P)--Actuaries World Utility Index for the August 31, 1997 quarter. (Results shown do not reflect sales charges and would be lower if sales charges were included. For complete performance information, including average annual total returns, see pages 4 -- 6 of this report to shareholders.) Diverging performance continued across various countries and regions during the August quarter as Fund performance was principally driven by overall market movements rather than utility industry fundamentals.

During the month of August, the economic environment was particularly volatile both in the United States and abroad as currency problems plagued several Asian countries. A strong US dollar, combined with weakening exports, real estate speculation and financial leverage, resulted in Thailand devaluing its currency. Other countries in Asia also addressed similar issues, and their currencies and markets also were in a state of flux as speculators dominated the stock and bond markets. Fund performance was positively impacted by its 7% weighting in the Asia/Pacific Basin region as compared to 15.7% for the unmanaged FT/S&P--Actuaries World Utilities Index. The highest concentration of Fund assets in the region was in Australia, with 3.7% of net assets, followed by 1.5% in the Philippines. The Fund's positions in Thailand and Indonesia remained small. In addition, at August quarter-end the Fund had no significant holdings in Hong Kong, Singapore, Malaysia or Japan. Aside from a potential increase in bad debt accounts, currency devaluations may make it more expensive for companies to acquire goods and materials abroad. This, in turn, may result in lower revenues and profits. Thus, although valuation levels are becoming more attractive, the assumptions behind the estimates of economic growth in Asia may become more suspect.

The currency crisis in Asia has had a spillover effect in South America. Brazil has been the hardest hit, in part because its market has done so well year-to-date, coupled with concerns over its current account position. Many economists and regional market experts continue to be positive about the financial health of the South American countries, particularly Brazil. The factors that resulted in the Asian currency turmoil, with the exception of the effects of the strong US dollar, are not evident in South American markets. Brazil has very sizable foreign reserves, and its government is strongly committed to its currency. As of August 31, 1997, 13.2% of the Fund's net assets was invested in South America (excluding the 1% of net assets invested in Mexico). During the August quarter, our largest country position in South America was Chile, which accounted for 5.4% of net assets, followed by Brazil with 2.8% of net assets. The relative valuations of these markets remain attractive, and the prospects for growth and profits improvement for utilities are better in this region than for many of the Asian markets.

European stock markets also were volatile during the three months ended August 31, 1997, and followed the lead of the US market. However, Europe was the best-performing region for utility investments during the quarter. Strong performance by utility stocks in the United Kingdom and Italy helped the Fund's overall performance. Not including the United States, the Fund's largest country concentration was Italy, accounting for 12% of net assets at August quarter-end. The United Kingdom was the fourth-largest country concentration, with 4.6% of net assets. As of August 31, 1997, approximately 38% of the Fund's net assets was invested in Europe and 36% was invested in the United States. The performance of these markets was a significant benefit to overall Fund performance. In terms of the Fund's US-based utility holdings, the best-performing sectors, according to the unmanaged Standard & Poor's Utility Index, were natural gas and electrics, with telecommunications providing the weakest performance. Relative to this Index, the Fund had overweighted positions in both natural gas and electrics and was underweighted in the telecommunications sector.

Investment Activities
During the August quarter, we eliminated six holdings, reduced our positions in several companies and added seven new positions. We added Companhia Paranaense de Energia (Copel), a vertically integrated Brazilian electric utility whose concession area includes the state of Parana. With almost all of its installed capacity being hydroelectric and its service territory strategically located at the crossroads for gas pipelines from Argentina, estimated earnings per share growth in the 30% area seems achievable. We purchased EDP--Electricidade de Portugal, S.A. on the initial public offering, with the Portuguese government selling part of its stake in the company to the public. The company is a vertically integrated electric utility, and is the sole transmitter and largest producer and distributor of electricity in Portugal.

During the August quarter, we also initiated small positions in two German electric utility companies, VIAG AG and RWE AG. These companies are positioned to benefit from upcoming changes in the German electricity laws. In the United States, we added Texas Utilities Holding Co. to the Fund's portfolio during the August quarter. The stock price came under pressure as a result of the failure of the Texas Legislature to pass a ruling on stranded costs (the difference between what a company paid for a generating plant and the current market value of the production from that plant). However, the company has been working closely with the Texas Public Utility Commission and the outcome is likely to be favorable. In the interim, the stock offers a safe and competitive current yield, in our view. We also added two US-based telecommunications stocks, AT&T Corporation and WorldCom, Inc. Following a meeting with AT&T's new chief financial officer who emphasized the company's commitment to its stated targets, coupled with the relative underperformance of the stock, we reinstated a small position. WorldCom is the fourth-largest facilities-based US long distance carrier. In addition, following the acquisition of MFS Communications, the company is also one of the largest competitive local exchange carriers. WorldCom also owns one of the leading global Internet service providers, UUNet. We believe that the company is well positioned to take advantage of changes in the telecommunications sector.

In Conclusion
We thank you for your investment in Merrill Lynch Global Utility Fund, Inc., and we look forward to discussing our investment strategy and outlook with you in our upcoming annual shareholder report.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/WALTER D. ROGERS
Walter D. Rogers
Vice President and Portfolio Manager

September 24, 1997



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic sales conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Recent
Performance
Results*

                                                                                     12 Month       3 Month
                                           8/31/97       5/31/97       8/31/96       % Change       % Change
Class A Shares                             $15.58        $15.75        $13.92        +15.42%(1)     -1.08%
Class B Shares                              15.55         15.71         13.88        +15.54(1)      -1.02
Class C Shares                              15.51         15.68         13.86        +15.41(1)      -1.08
Class D Shares                              15.59         15.77         13.93        +15.41(1)      -1.14
Class A Shares -- Total Return                                                       +19.38(2)      -0.11(3)
Class B Shares -- Total Return                                                       +18.48(4)      -0.31(5)
Class C Shares -- Total Return                                                       +18.37(6)      -0.35(7)
Class D Shares -- Total Return                                                       +19.05(8)      -0.25(9)

*   Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.446 per share capital gains distributions.
(2) Percent change includes reinvestment of $0.510 per share ordinary income dividends and $0.446 per share capital gains distributions.
(3) Percent change includes reinvestment of $0.159 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.380 per share ordinary income dividends and $0.446 per share capital gains distributions.
(5) Percent change includes reinvestment of $0.117 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.382 per share ordinary income dividends and $0.446 per share capital gains distributions.
(7) Percent change includes reinvestment of $0.121 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.471 per share ordinary income dividends and $0.446 per share capital gains distributions.
(9) Percent change includes reinvestment of $0.147 per share ordinary income dividends.




Average Annual
Total Return

                              % Return Without        % Return With
                                Sales Charge          Sales Charge**
Class A Shares*
Year Ended 6/30/97                +18.95%                +14.19%
Five Years Ended 6/30/97          +13.10                 +12.18
Inception (12/28/90)
through 6/30/97                   +12.75                 +12.05

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.

                                % Return                % Return
                               Without CDSC            With CDSC**
Class B Shares*
Year Ended 6/30/97                +18.06%                +14.06%
Five Years Ended 6/30/97          +12.23                 +12.23
Inception (12/28/90)
through 6/30/97                   +11.89                 +11.89

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.

                                % Return                % Return
                              Without CDSC             With CDSC**
Class C Shares*
Year Ended 6/30/97                +17.99%                +16.99%
Inception (10/21/94)
through 6/30/97                   +15.61                 +15.61

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

                             % Return Without         % Return With
                               Sales Charge           Sales Charge**
Class D Shares*
Year Ended 6/30/97                +18.64%                +13.90%
Inception (10/21/94)
through 6/30/97                   +16.26                 +14.51

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.





Performance
Summary --
Class A Shares

                                   Net Asset Value          Capital Gains
Period Covered                  Beginning     Ending        Distributed         Dividends Paid*        % Change**
12/28/90 -- 12/31/90            $10.00        $10.01            --                    --                + 0.10%
1991                             10.01         10.93            --                 $0.508               +14.74
1992                             10.93         11.40         $0.012                 0.469               + 8.97
1993                             11.40         13.67          0.027                 0.424               +24.13
1994                             13.67         11.83            --                  0.480               -10.00
1995                             11.83         13.86          0.245                 0.483               +23.74
1996                             13.86         14.80          0.446                 0.525               +14.22
1/1/97 --8/31/97                 14.80         15.58            --                  0.265               + 7.06
                                                       Total $0.730          Total $3.154
                                                               Cumulative total return as of 8/31/97:  +111.58%**

*  Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.





Performance
Summary --
Class B Shares

                                   Net Asset Value          Capital Gains
Period Covered                  Beginning     Ending        Distributed         Dividends Paid*        % Change**
12/28/90 -- 12/31/90             $10.00       $10.01            --                    --                + 0.10%
1991                              10.01        10.92            --                 $0.435               +13.84
1992                              10.92        11.38         $0.012                 0.391               + 8.12
1993                              11.38        13.63          0.027                 0.337               +23.17
1994                              13.63        11.81            --                  0.379               -10.62
1995                              11.81        13.83          0.245                 0.380               +22.73
1996                              13.83        14.78          0.446                 0.402               +13.34
1/1/97 -- 8/31/97                 14.78        15.55            --                  0.193               + 6.51
                                                       Total $0.730          Total $2.517
                                                               Cumulative total return as of 8/31/97:  +100.96%**

*  Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance
Summary --
Class C Shares

                                   Net Asset Value          Capital Gains
Period Covered                  Beginning     Ending        Distributed         Dividends Paid*        % Change**
10/21/94 -- 12/31/94            $12.34        $11.81            --                 $0.117               - 3.35%
1995                             11.81         13.82         $0.245                 0.383               +22.67
1996                             13.82         14.75          0.446                 0.403               +13.21
1/1/97 -- 8/31/97                14.75         15.51            --                  0.198               + 6.49
                                                       Total $0.691          Total $1.101
                                                                Cumulative total return as of 8/31/97:  +42.93%**

*  Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance
Summary --
Class D Shares


                                   Net Asset Value          Capital Gains
Period Covered                  Beginning     Ending        Distributed         Dividends Paid*        % Change**
10/21/94 -- 12/31/94            $12.37        $11.84            --                 $0.124               - 3.29%
1995                             11.84         13.90         $0.245                 0.445               +23.62
1996                             13.90         14.81          0.446                 0.488               +13.66
1/1/97 -- 8/31/97                14.81         15.59            --                  0.244               + 6.91
                                                       Total $0.691          Total $1.301
                                                                 Cumulative total return as of 8/31/97: +45.27%**

*  Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.






                                                                    Merrill Lynch Global Utility Fund, Inc., August 31, 1997

SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)

                                     Shares                                                                     Percent of
COUNTRY         Industries            Held             Common Stocks & Warrants          Cost          Value    Net Assets
Argentina       Telecommunications     200,000     Telecom Argentina STET S.A.
                                                   (ADR)(b)                           $3,770,294    $5,525,000     1.6%
                                       200,000     Telefonica de Argentina S.A.
                                                   (ADR)(b)                            4,140,594     6,937,500     2.0
                                                                                     -----------  ------------   -----
                                                                                       7,910,888    12,462,500     3.6
                Utilities -- Electric    6,600     Central Costanera S.A.
                                                   (ADR)(b)                              158,400       224,441     0.1
                                                                                     -----------  ------------   -----
                                                   Total Common Stocks in Argentina    8,069,288    12,686,941     3.7
                                                                                     ===========  ============   =====

Australia       Utilities -- Gas     2,000,000     Australian Gas & Light Co., Ltd.    5,280,752    12,592,758     3.7
                                                                                     -----------  ------------   -----
                                                   Total Common Stocks in Australia    5,280,752    12,592,758     3.7
                                                                                     ===========  ============   =====

Austria         Utilities -- Gas        41,820     Energie-Versorgung
                                                   Niederoesterreich AG (EVN)          3,050,014     5,007,295     1.5
                                                                                     -----------  ------------   -----
                                                   Total Common Stocks in Austria      3,050,014     5,007,295     1.5
                                                                                     ===========  ============   =====

Brazil          Telecommunications      45,000     Telecomunicacoes Brasileiras
                                                   S.A. -- Telebras (ADR)(b)           2,176,897     5,310,000     1.5
                Utilities -- Electric  300,000     Companhia Paranaense de Energia
                                                   (Copel) (ADR)(b)                    5,400,000     4,312,500     1.3
                                                                                     -----------  ------------   -----
                                                   Total Common Stocks in Brazil       7,576,897     9,622,500     2.8
                                                                                     ===========  ============   =====

Canada          Telecommunications     140,000     BC Telecom, Inc.                    2,593,297     3,368,876     1.0
                Utilities -- Electric  369,100     Nova Scotia Power Co.               3,476,309     3,829,280     1.1
                Utilities -- Gas       200,000     Transcanada Pipeline Co. Ltd.
                                                   (ADR)(b)                            3,147,485     3,750,000     1.1
                                                                                     -----------  ------------   -----
                                                   Total Common Stocks in Canada       9,217,091    10,948,156     3.2
                                                                                     ===========  ============   =====

Chile           Telecommunications     162,150     Compania de Telecomunicaciones
                                                   de Chile S.A. (ADR)(b)              2,877,833     4,874,634     1.4

                Utilities -- Electric   86,444     Chilgener S.A. (ADR)(b)             2,023,851     2,355,599     0.7
                                       368,600     Distribuidora Chilectra
                                                   Metropolitana S.A. (ADR)(b)         4,011,718    11,364,749     3.3
                                                                                     -----------  ------------   -----
                                                                                       6,035,569    13,720,348     4.0
                                                                                     -----------  ------------   -----
                                                   Total Common Stocks in Chile        8,913,402    18,594,982     5.4
                                                                                     ===========  ============   =====

Denmark         Telecommunications     160,000     Tele Danmark A/S (ADR)(b)           3,764,160     4,270,000     1.2
                                                                                     -----------  ------------   -----
                                                   Total Common Stocks in Denmark      3,764,160     4,270,000     1.2
                                                                                     ===========  ============   =====

France          Utilities -- Water      91,075     Generale des Eaux S.A.              9,841,922    10,203,017     3.0
                                        89,715     Generale des Eaux S.A.
                                                   (Warrants)(a)                               0        50,402     0.0
                                                                                     -----------  ------------   -----
                                                   Total Common Stocks & Warrants
                                                   in France                           9,841,922    10,253,419     3.0
                                                                                     ===========  ============   =====

Germany         Telecommunications      24,300     Deutsche Telekom AG                   462,162       486,486     0.2

                Utilities -- Electric   40,000     RWE AG                              1,799,334     1,812,924     0.5
                                         4,000     VIAG AG                             1,764,306     1,667,223     0.5
                                        70,000     Veba AG                             2,284,445     3,814,926     1.1
                                                                                     -----------  ------------   -----
                                                                                       5,848,085     7,295,073     2.1
                                                                                     -----------  ------------   -----
                                                   Total Common Stocks in Germany      6,310,247     7,781,559     2.3
                                                                                     ===========  ============   =====

Hong Kong       Utilities -- Gas       100,000     The Hong Kong and China Gas Co.
                                                   Ltd. (Warrants)(a)                          0       105,820     0.0
                                                                                     -----------  ------------   -----
                                                   Total Warrants in Hong Kong                 0       105,820     0.0
                                                                                     ===========  ============   =====

Indonesia       Telecommunications       5,500     P.T. Indonesian Satellite
                                                   Corp. (Indosat) (ADR)(b)              176,275       119,281     0.0
                                        29,600     P.T. Telekomunikasi Indonesia
                                                   (Persero) (ADR)(b)                    532,800       580,900     0.2
                                                                                     -----------  ------------   -----
                                                   Total Common Stocks in Indonesia      709,075       700,181     0.2
                                                                                     ===========  ============   =====

Italy           Telecommunications   3,900,000     Telecom Italia Mobile S.p.A.        2,605,057    13,214,326     3.8
                                     2,055,555     Telecom Italia S.p.A.               3,497,148    12,246,854     3.6
                                     2,891,700     Telecom Italia S.p.A.
                                                   (Registered Non-Convertible)        5,447,174    10,241,780     3.0
                                                                                     -----------  ------------   -----
                                                                                      11,549,379    35,702,960    10.4
                Utilities -- Gas     1,786,300     Italgas Torino S.p.A.               5,169,953     5,488,887     1.6
                                                                                     -----------  ------------   -----
                                                   Total Common Stocks in Italy       16,719,332    41,191,847    12.0
                                                                                     ===========  ============   =====

Korea           Utilities -- Electric  178,300     Korea Electric Power Corp.
                                                   (KEPCO) (ADR)(b)                    3,500,925     2,908,519     0.8
                                                                                     -----------  ------------   -----
                                                   Total Common Stocks in Korea        3,500,925     2,908,519     0.8
                                                                                     ===========  ============   =====

Mexico          Telecommunications     105,000     Telefonos de Mexico, S.A. de
                                                   C.V. (ADR)(b)                       5,594,445     4,816,875     1.4
                                                                                     -----------  ------------   -----
                                                   Total Common Stocks in Mexico       5,594,445     4,816,875     1.4
                                                                                     ===========  ============   =====

New Zealand     Telecommunications      56,000     Telecom Corporation of New
                                                   Zealand Ltd. (ADR)(b)               1,230,138     2,198,000     0.6
                                                                                     -----------  ------------   -----
                                                   Total Common Stocks in New
                                                   Zealand                             1,230,138     2,198,000     0.6
                                                                                     ===========  ============   =====

Peru            Telecommunications     195,000     Telefonica del Peru S.A. (ADR)(b)   3,997,500     4,558,125     1.3
                                                                                     -----------  ------------   -----
                                                   Total Common Stocks in Peru         3,997,500     4,558,125     1.3
                                                                                     ===========  ============   =====

Philippines     Telecommunications     188,000     Philippine Long Distance
                                                   Telephone Co. (ADR)(b)              4,077,062     4,747,000     1.4
                Utilities -- Electric   96,330     Manila Electric Co. (MERALCO) 'B'     497,246       329,634     0.1
                                                                                     -----------  ------------   -----
                                                   Total Common Stocks in the
                                                   Philippines                         4,574,308     5,076,634     1.5
                                                                                     ===========  ============   =====

Portugal        Telecommunications     205,740     Portugal Telecom, S.A. (ADR)(b)     4,576,844     7,560,945     2.2
                Utilities -- Electric   10,820     EDP -- Electricidade de Portugal,
                                                   S.A. (ADR)(b)                         279,589       331,363     0.1
                                                                                     -----------  ------------   -----
                                                   Total Common Stocks in Portugal     4,856,433     7,892,308     2.3
                                                                                     ===========  ============   =====

Spain           Telecommunications     537,300     Telefonica de Espana, S.A.          6,164,064    13,967,325     4.1

                Utilities -- Electric  519,200     Empresa Nacional de Electricidad,
                                                   S.A. (Endesa) (ADR)(b)              4,566,202    10,254,200     3.0
                                        46,000     HidroElectrica Del Cantabrico,
                                                   S.A.                                1,553,961     1,737,677     0.5
                                       808,500     Iberdrola I, S.A.                   4,998,321     9,098,618     2.6
                                                                                     -----------  ------------   -----
                                                                                      11,118,484    21,090,495     6.1
                                                                                     -----------  ------------   -----
                                                   Total Common Stocks in Spain       17,282,548    35,057,820    10.2
                                                                                     ===========  ============   =====

Thailand        Telecommunications      15,000     TelecomAsia Corporation Public
                                                   Co., Ltd. PLC (ADR)(b)                328,050       142,500     0.0
                Utilities -- Electric  332,000     Electricity Generating Company
                                                   of Thailand (EGCOMP)                  296,433       582,456     0.2
                                                                                     -----------  ------------   -----
                                                   Total Common Stocks in Thailand       624,483       724,956     0.2
                                                                                     ===========  ============   =====

United Kingdom  Telecommunications     671,000     British Telecommunications PLC      4,688,465     4,331,681     1.2
                                       100,000     Vodafone Group PLC (ADR)(b)         2,962,040     5,093,750     1.5
                                                                                     -----------  ------------   -----
                                                                                       7,650,505     9,425,431     2.7

                Utilities -- Electric  208,000     National Power PLC                  1,723,671     1,902,126     0.5
                                       370,000     PowerGen PLC                        2,705,142     4,681,092     1.4
                                                                                     -----------  ------------   -----
                                                                                       4,428,813     6,583,218     1.9
                                                                                     -----------  ------------   -----
                                                   Total Common Stocks in the
                                                   United Kingdom                     12,079,318    16,008,649     4.6
                                                                                     ===========  ============   =====

United States   Telecommunications      46,000     AT&T Corporation                    1,848,510     1,794,000     0.5
                                        70,000     Ameritech Corp.                     2,996,450     4,388,125     1.3
                                        47,616     Bell Atlantic Corporation+          2,819,654     3,446,208     1.0
                                        91,800     BellSouth Corp.                     2,702,773     4,039,200     1.2
                                       108,000     Frontier Corp.                      2,193,480     2,382,750     0.7
                                        85,000     GTE Corp.                           3,145,450     3,787,813     1.1
                                        10,046     Lucent Technologies, Inc.             493,515       782,332     0.2
                                        69,900     SBC Communications, Inc.            2,939,711     3,800,813     1.1
                                        68,000     U S West Communications Group       1,895,186     2,435,250     0.7
                                       108,000     WorldCom, Inc.                      3,572,937     3,233,250     0.9
                                                                                     -----------  ------------   -----
                                                                                      24,607,666    30,089,741     8.7

                Utilities -- Electric  156,000     Allegheny Power System, Inc.        4,213,210     4,533,750     1.3
                                        87,200     Boston Edison Co.                   2,722,264     2,463,400     0.7
                                       166,962     CINergy Corp.                       4,045,124     5,520,181     1.6
                                        84,200     Consolidated Edison Co. of
                                                   New York                            2,991,744     2,578,625     0.8
                                       118,900     DTE Energy Co.                      4,092,463     3,522,412     1.0
                                        95,250     Dominion Resources, Inc.            3,965,452     3,429,000     1.0
                                        85,000     Duke Energy Co.                     3,180,276     4,117,187     1.2
                                       283,000     Edison International                6,379,546     6,827,375     2.0
                                       188,300     GPU, Inc.                           5,864,594     6,331,587     1.8
                                        75,200     Houston Industries, Inc.            1,840,708     1,522,800     0.4
                                       184,800     NIPSCO Industries, Inc.             5,394,297     7,542,150     2.2
                                       124,000     New Century Energies, Inc. (c)      3,798,642     5,006,500     1.5
                                       106,000     New York State Electric & Gas Corp. 3,787,564     2,583,750     0.7
                                       140,500     PECO Energy Co.                     4,344,731     3,345,656     1.0
                                       183,000     PacifiCorp                          3,657,980     3,797,250     1.1
                                        91,200     Southern Co.                        2,022,770     1,920,900     0.6
                                       100,000     Texas Utilities Holding Co.         3,506,000     3,487,500     1.0
                                                                                     -----------  ------------   -----
                                                                                      65,807,365    68,530,023    19.9

                Utilities -- Gas       130,000     The Brooklyn Union Gas Co.          3,371,550     3,924,375     1.1
                                       102,500     The Coastal Corp.                   2,726,261     5,919,375     1.7
                                        30,000     KN Energy, Inc.                     1,214,183     1,245,000     0.4
                                       136,000     Questar Corp.                       3,729,821     5,440,000     1.6
                                        74,300     Sonat, Inc.                         2,229,714     3,701,069     1.1
                                                                                     -----------  ------------   -----
                                                                                      13,271,529    20,229,819     5.9
                                                                                     -----------  ------------   -----
                                                   Total Common Stocks in the
                                                   United States                     103,686,560   118,849,583    34.5
                                                                                     ===========  ============   =====

                                                   Total Investments in Common
                                                   Stocks & Warrants                 236,878,838   331,846,927    96.4
                                                                                     ===========  ============   =====


                                       Face
                                      Amount           Short-Term Securities
                Commercial Paper*   $9,519,000     General Motors Acceptance Corp.,
                                                   5.69% due 9/02/1997                 9,514,486     9,514,486     2.8
                                                                                     -----------  ------------   -----
                                                   Total Investments in Short-Term
                                                   Securities                          9,514,486     9,514,486     2.8
                                                                                    ============  ============   =====

                Total Investments                                                   $246,393,324   341,361,413    99.2
                                                                                    ============

                Other Assets Less Liabilities                                                        2,752,838     0.8
                                                                                                  ------------   -----
                Net Assets                                                                        $344,114,251   100.0%
                                                                                                  ============   =====

                Net Asset           Class A -- Based on net assets of $37,407,444
                Value:              and 2,401,106 shares outstanding                                    $15.58
                                                                                                  ============
                                    Class B -- Based on net assets of $295,810,801
                                    and 19,024,779 shares outstanding                                   $15.55
                                                                                                  ============
                                    Class C -- Based on net assets of $5,029,154
                                    and 324,169 shares outstanding                                      $15.51
                                                                                                  ============
                                    Class D -- Based on net assets of $5,866,852
                                    and 376,260 shares outstanding                                      $15.59
                                                                                                  ============
              * Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate at the time of purchase by the Fund.
              + Reflects shares acquired in merger with NYNEX Corp.
            (a) Warrants entitle the Fund to purchase a predetermined number of shares of common stocks. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
            (b) American Depositary Receipts (ADR).
            (c) Public Service Company of Colorado merged with South Western Public Service Co. to form New Century
                Energies, Inc.




PORTFOLIO INFORMATION

Worldwide
Investments as of 8/31/97

Ten Largest Holdings                               Percent of
(Equity Investments)                               Net Assets

Telefonica de Espana, S.A.                            4.1%
Telecom Italia Mobile S.p.A.                          3.8
Australian Gas & Light Co., Ltd.                      3.7
Telecom Italia S.p.A.                                 3.6
Distribuidora Chilectra Metropolitana
   S.A. (ADR)                                         3.3
Empresa Nacional de Electricidad, S.A.
   (Endesa) (ADR)                                     3.0
Telecom Italia S.p.A.
   (Registered Non-Convertible)                       3.0
Generale des Eaux S.A.                                3.0
Iberdrola I, S.A.                                     2.6
Portugal Telecom, S.A. (ADR)                          2.2


Additions (Equity Investments)
AT&T Corporation
Companhia Paranaense de Energia (Copel) (ADR)
EDP -- Electricidade de Portugal, S.A. (ADR)
RWE AG
Texas Utilities Holding Co.
VIAG AG
WorldCom, Inc.

Deletions (Equity Investments)
AGL Resources Inc.
American Water Works Co., Inc.
Elektrowatt AG
The Hong Kong and China Gas Co. Ltd.
Seat S.p.A.
Telecom Malaysia BHD